BISHOP STREET FUNDS

Hawaii Municipal Bond Fund (the “Fund”)

Supplement dated June 24, 2015

to the Class A Shares Prospectus and Class I Shares Prospectus (together, the

“Prospectuses”) and

Statement of Additional Information (“SAI”),

each dated May 1, 2015

This Supplement provides new and additional information beyond that contained in the Prospectuses and SAI, and should be read in conjunction with the Prospectuses and SAI.

Ms. Stephanie C. Nomura no longer serves as a portfolio manager of the Fund. Accordingly, effective immediately, the Prospectuses and the SAI are supplemented as follows.

1.	All references to Ms. Stephanie C. Nomura are hereby deleted from the Prospectuses and SAI.

2.	The second sentence of the paragraph under the heading “Management of the Fund” on page 4 of the Class A Shares Prospectus and page 15 of the Class I Shares Prospectus is deleted and replaced with the following:

Ms. Jennifer Carias, Senior Vice President and Fixed Income Portfolio Manager, has managed the Fund since 2007.

3.	The first sentence of the first paragraph under the heading “Portfolio Managers” on page 8 of the Class A Shares Prospectus is deleted and replaced with the following:

Jennifer Carias, Bishop Street Capital Management, Senior Vice President and Fixed Income Portfolio Manager, serves as portfolio manager of the Fund.

4.	The first sentence of the first paragraph under the heading “Portfolio Managers” on page 26 of the Class I Shares Prospectus is deleted and replaced with the following:

Jennifer Carias, Bishop Street Capital Management, Senior Vice President and Fixed Income Portfolio Manager, serves as portfolio manager of the Hawaii Municipal Bond Fund and the High Grade Income Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

BSF-SK-017-0100